Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Star Gas Partners, L.P. (the “Partnership”) and Star Gas Finance Company on Form 10-Q for the quarterly period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel P. Donovan, President and Chief Executive Officer of the Partnership and Star Gas Finance Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership and Star Gas Finance Company.

STAR GAS PARTNERS, L.P.
STAR GAS FINANCE COMPANY

	By:	KESTREL HEAT LLC (General Partner)

February 4, 2009	By:	/s/ DANIEL P. DONOVAN
Daniel P. Donovan
President and Chief Executive Officer
Star Gas Partners, L.P.
Star Gas Finance Company